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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                          Pioneer Series Trust VIII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2015 through May 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer International
                        Equity Fund

                        (Formerly Pioneer International Value Fund)*

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A      PIIFX
                        Class C      PCITX
                        Class Y      INVYX

                      * Effective November 1, 2015, the Fund was renamed Pioneer
                        International Equity Fund

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          24

Notes to Financial Statements                                                 31

Trustees, Officers and Service Providers                                      41

               Pioneer International Equity Fund | Semiannual Report | 5/31/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
May 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer International Equity Fund | Semiannual Report | 5/31/16 3

Portfolio Management Discussion | 5/31/16

In the follow interview, Madelynn Matlock discusses the market environment for international equities and the factors that influenced the performance of Pioneer International Equity Fund* during the six-month period ended May 31, 2016. Ms. Matlock, a senior vice president and a portfolio manager at Pioneer, and Marco Pirondini, Executive Vice President, Head of Equities, US, and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended May 31, 2016?

A Pioneer International Equity Fund's Class A shares returned -2.64% at net asset value during the six-month period ended May 31, 2016, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) ND Index(1), returned -2.44%. During the same period, the average return of the 475 mutual funds in Lipper's International Multi-Cap Core Funds category was -2.14%, and the average return of the 875 mutual funds in Morningstar's Foreign Large Blend Funds category was -2.39%.

Q How would you characterize the investment environment for international equities during the six months ended May 31, 2016?

A International equities encountered myriad headwinds during the six-month reporting period, resulting in heightened uncertainty and market volatility. As the period began, international stock markets were under pressure from slowing economic growth in China and falling commodity prices. A pronounced flight to quality and market sell-off took hold from January until mid-February, which was sparked by a renewed decline in oil prices, the China-led slowdown in global economic growth, and weak US growth

* Note to Shareholders: Effective November 1, 2015, Pioneer International Value Fund was renamed Pioneer International Equity Fund.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer International Equity Fund | Semiannual Report | 5/31/16 data that raised concerns about a possible recession in the domestic economy. The decline in oil prices spurred several large sovereign funds in oil-producing Middle Eastern countries to sell stocks as a way to raise capital, further pressuring equity prices.

     By the middle of the first calendar quarter of 2016, however, the outlook for international equities began to improve on several fronts. One impetus was a bottoming of oil prices as OPEC (Organization of Petroleum Exporting Countries) and non-OPEC countries seemed near an agreement on a production freeze. Then, the ensuing market rally strengthened in March on the back of further monetary and fiscal stimulus by global central banks, such as the European Central Bank, and better-than-expected US economic data. With the return of "risk-on" investor sentiment and a recovery in stock prices, March proved to be the best-performing month for international equities since October 2015.

     Some caution returned to the markets in the final weeks of the reporting period, though, as the proposed deal to freeze crude oil production failed to materialize, global economic growth remained weak, and investors weighed the potential effects of Britain's referendum on leaving the European Union (Brexit). However, policies of global central banks continued to be a bright spot for investors. These included the dovish US Federal Reserve
     (Fed), which had raised interest rates in December 2015, but became reluctant to introduce further increases due to a lack of inflationary pressure in the US economy as well as global macroeconomic pressures.

     The binary nature of the six-month period resulted in mixed performance for international equities on an absolute basis, but there was not a wide disparity between winners or losers across the various markets. During the period, US stocks outperformed international stocks, with the Standard & Poor's 500 Index returning 1.92%, while the MSCI World ND ex-US Index returned -1.05%, and the Fund's benchmark, the MSCI EAFE ND Index, returned -2.44%. Developing markets and the Pacific Rim outperformed Europe, as the MSCI Emerging Markets ND Index and the MSCI Pacific ex-US Index returned 0.04% and -0.29%, respectively, over the six-month period, while the MSCI Europe Index returned -2.77%.

     From a sector perspective, utilities, telecommunication services, and energy/materials were the top performers in the MSCI EAFE ND Index during the six-month period, while financials and information technology turned in negative performance.

               Pioneer International Equity Fund | Semiannual Report | 5/31/16 5

Q Which of your investment strategies or individual portfolio holdings detracted from the Fund's performance relative to the benchmark MSCI EAFE ND Index during the six-month period ended May 31, 2016?

A During the period, some of the Fund's sector allocation results weighed on benchmark-relative performance. The Fund's underweight exposure to the energy sector held back performance when commodities prices started to recover from 25-year lows in February. We remain comfortable with the Fund's limited exposure to the energy sector at this time, however, given China's evolving economic structure away from heavy manufacturing and exports toward more of a domestic consumption model, which we believe will affect future demand for commodities. With that said, last winter's sell-off generated price dislocations that created what we think are interesting investment opportunities in the sector. Consequently, we shrank the Fund's energy underweight by adding a position in Royal Dutch Shell to the portfolio. In February 2016, Royal Dutch Shell merged with BG Industries (formerly British Gas), creating the world's largest trader of liquefied natural gas (LNG). We believe the merger, which makes the combined two companies the world's second-largest publicly traded oil and gas producer behind ExxonMobil, will help position Royal Dutch Shell more favorably going forward due to its enhanced LNG production supply chain.

     With regard to country allocations, the Fund's overweight exposure to Japan versus the benchmark detracted from relative results. The stronger yen has hurt Japanese exports, as the yen has become a "safe-haven" currency due to market turmoil. Historically, when the yen rises, the Japanese stock market tends to decline because investors believe that domestic economic growth is export-driven, which is not true, in our view. Since the beginning of 2016, we have pared back the Fund's overweight to Japan, but it still represents an exposure that is greater than that of the benchmark.

     As for individual holdings, the Fund's position in Canadian energy giant Encana continued to struggle during the period due to the ongoing impact of falling revenues, and because of management's ill-timed offer to buy an oil producer in the Texas shale area. Since the aforementioned decline in oil prices began in June 2014, oil exploration-and-production companies have suffered the most, and many have reduced capital spending given the supply/demand imbalance.

     In addition, two of the Fund's investments in the electronic components industry struggled during the period and detracted from benchmark-relative performance. Alps Electric, which provides smart information systems for phones and automobile information systems, came under pressure over the past six months, as did NGK Sparkplug, which

6 Pioneer International Equity Fund | Semiannual Report | 5/31/16 manufactures components for automotive emission and fuel controls. Both companies are domiciled in Japan, and investors were concerned that the strong yen would make them less competitive and curb profits from international markets.

Q Which of your investment strategies or individual portfolio holdings made positive contributions to the Fund's benchmark-relative performance during the six-month period ended May 31, 2016?

A While financial stocks tended to struggle during the reporting period, our decision to limit, sharply, the Fund's exposure to banks, particularly in Europe, was positive for performance relative to the benchmark. Our emphasis in the portfolio on insurance companies and real estate investments trusts also was helpful for benchmark-relative returns, as each group fared better than banks.

     The Fund's best-performing stock position during the period was Sundrug, a drugstore chain in Japan. The company benefited from an easing of regulations for dispensing drugs in Japan and the waning effects of the one-time shock that resulted from the country's value-added tax increase. We continue to believe Sundrug is in a good position to benefit from its retail network capabilities.

     Several large industrial holdings also aided the Fund's benchmark-relative performance during the period. Many industrial companies sold off in the wake of China's economic slowdown in the second half of 2015. Some have successfully developed markets outside of China, however, and their stocks began to recover in 2016. Within industrials, one strong performer in the portfolio was Daikin Industries, a global manufacturer of quiet and compact residential and commercial-grade air conditioners, which benefited from demand from businesses and from the rising middle class in the Pacific Rim.

     Finally, the Fund's investment in Vonovia -- Germany's largest real estate group -- rallied during the six-month period and aided benchmark-relative results. The company has been buying up smaller competitors and expanding its portfolio of residential and commercial properties. Much of management's focus has been on apartments in cities such as Berlin, where demand for housing is high. Furthermore, Vonovia's professional management and consolidation of properties has resulted in growth of rental income.

Q Did the Fund have any derivatives exposure during the six-month period ended May 31, 2016, and did the exposure have an effect on performance?

A No, we did not invest the Fund in any derivative securities during the period.

               Pioneer International Equity Fund | Semiannual Report | 5/31/16 7

Q    What is your outlook for international stocks in the coming months?

A In the final weeks of the reporting period, the possibility of Britain's leaving the European Union weighed on international stock prices and elevated some "risk-off " currencies, like the Japanese yen, to new 2016 highs. While central-bank policymakers were waiting for the outcome of the vote, they were positioning themselves to provide stimulus, if needed, to keep the markets functioning smoothly.

     On June 23, after period end, British voters elected to leave the European Union. Britain's departure from the European Union will take years. Many stocks are likely to suffer losses in the rush to judgment as the financial markets begin to absorb the decision of the British citizenry. The Fund does hold shares of several British and Irish companies with businesses focused outside of Europe, but we believe their exposures to non-European markets will help them weather the uncertainty during the transitional period. In time, we believe that important distinction will help to unlock value for those companies. We also have been positioning the Fund in companies that we feel possess the resources to expand production capacity or to develop new products through investment in research and development, which we believe offers the potential for organic growth.

     We continue to try to take advantage of long-running secular trends that may lead to higher returns in the future, and to avoid what we consider negative trends that might drag on the performance of some companies - even well-managed ones. Aging populations, slower population growth, carbon-limiting strategies, the sharing (or access) economy, and increasing demand by global consumers for travel experiences are examples of secular trends that we think will continue to create new investment ideas for the Fund.

     Overall, we believe international equity markets are likely to remain unsettled for the foreseeable future. Investors tend to lose sight of positive long-term fundamentals during periods of uncertainty and heightened market volatility, and often sell indiscriminately. In many cases, though, a sell-off can bring stock prices more in line with what we are willing to pay based on the shares' long-term value. As we saw with the global sell-offs in August 2015 and early 2016, volatility can present the opportunity to look into stocks of companies that have become more reasonably priced, or into companies that have the ability to "manufacture" growth without the need for a strong economic backdrop.

8 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer International Equity Fund | Semiannual Report | 5/31/16 9

Portfolio Summary | 5/31/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 20.8%
Consumer Discretionary                                                     16.4%
Industrials                                                                12.4%
Consumer Staples                                                           12.1%
Health Care                                                                11.6%
Information Technology                                                      9.1%
Materials                                                                   7.7%
Telecommunication Services                                                  4.9%
Energy                                                                      3.0%
Utilities                                                                   2.0%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings based on a country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Japan                                                                      28.1%
United Kingdom                                                             13.6%
Ireland                                                                    10.7%
France                                                                      9.8%
Switzerland                                                                 9.7%
Germany                                                                     9.6%
Australia                                                                   3.4%
Netherlands                                                                 3.3%
United States                                                               2.9%
Sweden                                                                      2.0%
China                                                                       1.5%
Italy                                                                       1.5%
Spain                                                                       1.2%
Taiwan, Province of China                                                   1.2%
Other (individually less than 1%)                                           1.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Novartis AG                                                            2.23%
--------------------------------------------------------------------------------
 2. Henkel AG & Co., KGaA                                                  2.14
--------------------------------------------------------------------------------
 3. Daikin Industries, Ltd.                                                2.14
--------------------------------------------------------------------------------
 4. Roche Holding AG                                                       2.10
--------------------------------------------------------------------------------
 5. AXA SA                                                                 2.02
--------------------------------------------------------------------------------
 6. Whitbread Plc                                                          2.00
--------------------------------------------------------------------------------
 7. Vonovia SE                                                             1.96
--------------------------------------------------------------------------------
 8. Keyence Corp.                                                          1.95
--------------------------------------------------------------------------------
 9. Alps Electric Co., Ltd.                                                1.94
--------------------------------------------------------------------------------
10. Siemens AG                                                             1.90
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Prices and Distributions | 5/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      5/31/16                           11/30/15
--------------------------------------------------------------------------------
           A                         $19.87                            $20.74
--------------------------------------------------------------------------------
           C                         $17.40                            $18.13
--------------------------------------------------------------------------------
           Y                         $19.90                            $20.81
--------------------------------------------------------------------------------

Distributions per Share: 12/1/15-5/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term            Long-Term
         Class          Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A             $0.3283            $  --                $  --
--------------------------------------------------------------------------------
           C             $0.1908            $  --                $  --
--------------------------------------------------------------------------------
           Y             $0.4205            $  --                $  --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI EAFE ND Index is an unmanaged, commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 11

Performance Update | 5/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer International Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
             Net           Public          MSCI
             Asset         Offering        EAFE
             Value         Price           ND
Period       (NAV)         (POP)           Index
--------------------------------------------------------------------------------
10 Years      0.73%          0.14%          1.92%
5 Years       1.39           0.19           2.12
1 Year       -9.77         -14.98          -9.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
             Gross         Net
--------------------------------------------------------------------------------
             1.71%         1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer International Equity Fund     MSCI EAFE ND Index
5/06                    $ 9,425                               $10,000
5/07                    $11,825                               $12,684
5/08                    $11,446                               $12,363
5/09                    $ 7,326                               $ 7,837
5/10                    $ 7,423                               $ 8,355
5/11                    $ 9,463                               $10,896
5/12                    $ 7,470                               $ 8,664
5/13                    $ 9,568                               $11,403
5/14                    $10,905                               $13,461
5/15                    $11,236                               $13,396
5/16                    $10,138                               $12,100

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Performance Update | 5/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                                                     MSCI
                                                     EAFE
                     If             If               ND
Period               Held           Redeemed         Index
--------------------------------------------------------------------------------
10 Years             -0.13%          -0.13%           1.92%
5 Years               0.50            0.50            2.12
1 Year              -10.50          -10.50           -9.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                    Gross           Net
--------------------------------------------------------------------------------
                    2.42%           2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer International Equity Fund     MSCI EAFE ND Index
5/06                $10,000                               $10,000
5/07                $12,466                               $12,684
5/08                $11,971                               $12,363
5/09                $ 7,586                               $ 7,837
5/10                $ 7,616                               $ 8,355
5/11                $ 9,624                               $10,896
5/12                $ 7,530                               $ 8,664
5/13                $ 9,559                               $11,403
5/14                $10,795                               $13,461
5/15                $11,023                               $13,396
5/16                $ 9,866                               $12,100

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 13

Performance Update | 5/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                  Net                      MSCI
                  Asset                    EAFE
                  Value                    ND
Period            (NAV)                    Index
--------------------------------------------------------------------------------
10 Years           1.04%                    1.92%
5 Years            1.81                     2.12
1 Year            -9.35                    -9.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer International Equity Fund     MSCI EAFE ND Index
5/06                $5,000,000                            $5,000,000
5/07                $6,274,244                            $6,342,049
5/08                $6,073,502                            $6,181,479
5/09                $3,891,827                            $3,918,551
5/10                $3,958,784                            $4,177,692
5/11                $5,071,950                            $5,448,006
5/12                $4,019,674                            $4,332,007
5/13                $5,169,425                            $5,701,668
5/14                $5,916,299                            $6,730,424
5/15                $6,119,567                            $6,698,101
5/16                $5,547,500                            $6,049,843

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares were first publicly offered on April 16, 2009. Performance shown for periods prior to the inception of Class Y shares on April 16, 2009, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 16, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on actual returns from December 1, 2015, through May 31, 2016.

--------------------------------------------------------------------------------
Share Class                       A                 C                    Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00           $1,000.00           $1,000.00
Value on 12/1/15
--------------------------------------------------------------------------------
Ending Account                 $  973.60           $  970.10           $  976.20
Value (after expenses)
on 5/31/16
--------------------------------------------------------------------------------
Expenses Paid                  $    7.15           $   10.98           $    5.14
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.45%, 2.23% and 1.04% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2015, through May 31, 2016.

--------------------------------------------------------------------------------
Share Class                       A                     C                   Y
--------------------------------------------------------------------------------
Beginning Account             $1,000.00            $1,000.00           $1,000.00
Value on 12/1/15
--------------------------------------------------------------------------------
Ending Account                $1,017.75            $1,013.85           $1,019.80
Value (after expenses)
on 5/31/16
--------------------------------------------------------------------------------
Expenses Paid                 $    7.31            $   11.23            $   5.25
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.45%, 2.23% and 1.04% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Schedule of Investments | 5/31/16 (unaudited)

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                    COMMON STOCKS -- 97.4%
                    ENERGY -- 3.0%
                    Oil & Gas Equipment & Services -- 1.2%
           26,200   Schlumberger, Ltd.                                       $    1,999,060
-------------------------------------------------------------------------------------------
                    Integrated Oil & Gas -- 1.8%
           48,400   Royal Dutch Shell Plc                                    $    1,178,617
           35,000   Total SA                                                      1,697,696
                                                                             --------------
                                                                             $    2,876,313
                                                                             --------------
                    Total Energy                                             $    4,875,373
-------------------------------------------------------------------------------------------
                    MATERIALS -- 7.5%
                    Commodity Chemicals -- 1.1%
          136,300   Kuraray Co., Ltd.                                        $    1,798,629
-------------------------------------------------------------------------------------------
                    Diversified Chemicals -- 0.6%
          383,100   Incitec Pivot, Ltd.                                      $      951,971
-------------------------------------------------------------------------------------------
                    Fertilizers & Agricultural Chemicals -- 0.7%
            2,700   Syngenta AG                                              $    1,060,305
-------------------------------------------------------------------------------------------
                    Specialty Chemicals -- 1.1%
           42,482   Croda International Plc                                  $    1,808,727
-------------------------------------------------------------------------------------------
                    Construction Materials -- 1.2%
           65,400   CRH Plc                                                  $    1,965,419
-------------------------------------------------------------------------------------------
                    Paper Packaging -- 2.0%
          136,900   Amcor, Ltd.                                              $    1,609,750
           59,700   Smurfit Kappa Group Plc                                       1,635,702
                                                                             --------------
                                                                             $    3,245,452
-------------------------------------------------------------------------------------------
                    Diversified Metals & Mining -- 0.8%
           49,300   Rio Tinto Plc                                            $    1,374,840
                                                                             --------------
                    Total Materials                                          $   12,205,343
-------------------------------------------------------------------------------------------
                    CAPITAL GOODS -- 12.1%
                    Building Products -- 3.8%
           39,700   Daikin Industries, Ltd.                                  $    3,368,627
          100,800   Kingspan Group Plc                                            2,820,847
                                                                             --------------
                                                                             $    6,189,474
-------------------------------------------------------------------------------------------
                    Electrical Components & Equipment -- 2.2%
          128,200   ABB, Ltd.                                                $    2,663,924
           13,800   Schneider Electric SE                                           891,363
                                                                             --------------
                                                                             $    3,555,287
-------------------------------------------------------------------------------------------
                    Heavy Electrical Equipment -- 1.8%
          248,000   Mitsubishi Electric Corp.                                $    2,962,666
-------------------------------------------------------------------------------------------
                    Industrial Conglomerates -- 1.8%
           27,900   Siemens AG                                               $    3,003,487
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 17

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                    Agricultural & Farm Machinery -- 1.7%
          184,000   Kubota Corp.                                             $    2,681,620
-------------------------------------------------------------------------------------------
                    Industrial Machinery -- 0.8%
          133,400   Fujitec Co., Ltd.                                        $    1,267,466
                                                                             --------------
                    Total Capital Goods                                      $   19,660,000
-------------------------------------------------------------------------------------------
                    AUTOMOBILES & COMPONENTS -- 3.5%
                    Auto Parts & Equipment -- 2.2%
           70,602   Gentex Corp.                                             $    1,170,581
          125,400   NGK Spark Plug Co., Ltd.                                      2,407,606
                                                                             --------------
                                                                             $    3,578,187
-------------------------------------------------------------------------------------------
                    Tires & Rubber -- 1.3%
           59,900   Bridgestone Corp.                                        $    2,054,738
                                                                             --------------
                    Total Automobiles & Components                           $    5,632,925
-------------------------------------------------------------------------------------------
                    CONSUMER DURABLES & APPAREL -- 5.2%
                    Consumer Electronics -- 1.1%
          194,800   Panasonic Corp.                                          $    1,791,313
-------------------------------------------------------------------------------------------
                    Homebuilding -- 2.1%
        1,225,368   Cairn Homes Plc                                          $    1,477,048
           66,600   Persimmon Plc                                                 2,027,375
                                                                             --------------
                                                                             $    3,504,423
-------------------------------------------------------------------------------------------
                    Household Appliances -- 1.5%
           90,300   Electrolux AB                                            $    2,423,140
-------------------------------------------------------------------------------------------
                    Apparel, Accessories & Luxury Goods -- 0.5%
           46,300   Moncler S.p.A.*                                          $      772,058
                                                                             --------------
                    Total Consumer Durables & Apparel                        $    8,490,934
-------------------------------------------------------------------------------------------
                    CONSUMER SERVICES -- 4.2%
                    Hotels, Resorts & Cruise Lines -- 1.6%
           52,400   Carnival Plc                                             $    2,587,108
-------------------------------------------------------------------------------------------
                    Restaurants -- 2.6%
           63,720   Domino's Pizza Group Plc                                 $      973,505
           51,700   Whitbread Plc                                                 3,153,836
                                                                             --------------
                                                                             $    4,127,341
                                                                             --------------
                    Total Consumer Services                                  $    6,714,449
-------------------------------------------------------------------------------------------
                    MEDIA -- 1.6%
                    Advertising -- 1.6%
           35,100   Publicis Groupe SA                                       $    2,539,137
                                                                             --------------
                    Total Media                                              $    2,539,137
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer International Equity Fund | Semiannual Report | 5/31/16

-------------------------------------------------------------------------------------------
 Shares                                                                      Value
-------------------------------------------------------------------------------------------
                    RETAILING -- 1.6%
                    Internet Retail -- 0.8%
           26,900   JD.com, Inc. (A.D.R.)*                                   $      662,009
           54,500   Vipshop Holdings, Ltd. (A.D.R.)*                                636,015
                                                                             --------------
                                                                             $    1,298,024
-------------------------------------------------------------------------------------------
                    Specialty Stores -- 0.8%
           13,400   Signet Jewelers, Ltd.                                    $    1,326,198
                                                                             --------------
                    Total Retailing                                          $    2,624,222
-------------------------------------------------------------------------------------------
                    FOOD & STAPLES RETAILING -- 1.6%
                    Drug Retail -- 1.6%
           31,400   Sundrug Co., Ltd.                                        $    2,590,493
                                                                             --------------
                    Total Food & Staples Retailing                           $    2,590,493
-------------------------------------------------------------------------------------------
                    FOOD, BEVERAGE & TOBACCO -- 6.5%
                    Soft Drinks -- 2.3%
          164,100   Britvic Plc                                              $    1,603,562
           46,000   Suntory Beverage & Food, Ltd.*                                2,173,474
                                                                             --------------
                                                                             $    3,777,036
-------------------------------------------------------------------------------------------
                    Packaged Foods & Meats -- 4.2%
           31,900   Danone SA                                                $    2,237,822
           32,800   Kerry Group Plc                                               2,965,730
           18,800   Mead Johnson Nutrition Co.                                    1,546,864
                                                                             --------------
                                                                             $    6,750,416
                                                                             --------------
                    Total Food, Beverage & Tobacco                           $   10,527,452
-------------------------------------------------------------------------------------------
                    HOUSEHOLD & PERSONAL PRODUCTS -- 3.7%
                    Household Products -- 2.1%
           32,200   Henkel AG & Co. KGaA                                     $    3,377,911
-------------------------------------------------------------------------------------------
                    Personal Products -- 1.6%
           58,200   Unilever NV                                              $    2,613,921
                                                                             --------------
                    Total Household & Personal Products                      $    5,991,832
-------------------------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT & SERVICES -- 2.9%
                    Health Care Supplies -- 1.5%
           67,600   Hoya Corp.                                               $    2,360,564
-------------------------------------------------------------------------------------------
                    Health Care Services -- 1.4%
           31,200   Fresenius SE & Co. KGaA                                  $    2,356,477
                                                                             --------------
                    Total Health Care Equipment & Services                   $    4,717,041
-------------------------------------------------------------------------------------------
                    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                    SCIENCES -- 8.4%
                    Pharmaceuticals -- 7.4%
          168,900   Astellas Pharma, Inc.                                    $    2,294,443
           44,300   Novartis AG                                                   3,513,119
           12,606   Roche Holding AG                                              3,306,028

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 19

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                    Pharmaceuticals (continued)
           47,700   Shire Plc                                                $    2,954,585
                                                                             --------------
                                                                             $   12,068,175
-------------------------------------------------------------------------------------------
                    Life Sciences Tools & Services -- 1.0%
           19,600   Gerresheimer AG                                          $    1,560,108
                                                                             --------------
                    Total Pharmaceuticals, Biotechnology & Life Sciences     $   13,628,283
-------------------------------------------------------------------------------------------
                    BANKS -- 3.0%
                    Diversified Banks -- 3.0%
           67,123   Banco Bilbao Vizcaya Argentaria SA                       $      443,078
          680,500   Barclays Plc                                                  1,797,998
           31,700   BNP Paribas SA                                                1,752,970
           39,700   Swedbank AB                                                     873,837
                                                                             --------------
                                                                             $    4,867,883
                                                                             --------------
                    Total Banks                                              $    4,867,883
-------------------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS -- 1.2%
                    Diversified Capital Markets -- 1.2%
          130,000   UBS Group AG                                             $    2,005,325
                                                                             --------------
                    Total Diversified Financials                             $    2,005,325
-------------------------------------------------------------------------------------------
                    INSURANCE -- 6.2%
                    Insurance Brokers -- 1.3%
           18,900   Aon Plc*                                                 $    2,065,203
-------------------------------------------------------------------------------------------
                    Life & Health Insurance -- 1.2%
           21,200   Japan Post Holdings Co., Ltd.                            $      272,008
          214,650   Poste Italiane S.p.A.                                         1,642,274
                                                                             --------------
                                                                             $    1,914,282
-------------------------------------------------------------------------------------------
                    Multi-line Insurance -- 3.7%
          127,300   AXA SA                                                   $    3,192,874
           11,500   Zurich Insurance Group AG                                     2,779,781
                                                                             --------------
                                                                             $    5,972,655
                                                                             --------------
                    Total Insurance                                          $    9,952,140
-------------------------------------------------------------------------------------------
                    REAL ESTATE -- 9.9%
                    Diversified REIT -- 2.8%
        1,665,215   Hibernia Real Estate Investment Trust Plc                $    2,410,393
          507,700   Hibernia Real Estate Investment Trust Plc*                      734,742
          132,500   Merlin Properties Socimi SA                                   1,457,472
                                                                             --------------
                                                                             $    4,602,607
-------------------------------------------------------------------------------------------
                    Industrial REIT -- 1.8%
          560,600   Goodman Group                                            $    2,876,569
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer International Equity Fund | Semiannual Report | 5/31/16

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                    Retail REIT -- 2.0%
           38,600   Klepierre                                                $    1,764,752
           29,972   Wereldhave NV                                                 1,526,281
                                                                             --------------
                                                                             $    3,291,033
-------------------------------------------------------------------------------------------
                    Diversified Real Estate Activities -- 1.4%
           91,000   Mitsui Fudosan Co., Ltd.                                 $    2,212,902
-------------------------------------------------------------------------------------------
                    Real Estate Operating Companies -- 1.9%
           90,099   Vonovia SE*                                              $    3,089,274
                                                                             --------------
                    Total Real Estate                                        $   16,072,385
-------------------------------------------------------------------------------------------
                    SOFTWARE & SERVICES -- 0.7%
                    Internet Software & Services -- 0.7%
            6,272   Baidu, Inc. (A.D.R.)*                                    $    1,119,803
                                                                             --------------
                    Total Software & Services                                $    1,119,803
-------------------------------------------------------------------------------------------
                    TECHNOLOGY HARDWARE & EQUIPMENT -- 5.8%
                    Electronic Equipment Manufacturers -- 2.7%
          275,100   Hitachi, Ltd.                                            $    1,259,187
            4,900   Keyence Corp.                                                 3,081,342
                                                                             --------------
                                                                             $    4,340,529
-------------------------------------------------------------------------------------------
                    Electronic Components -- 3.1%
          154,100   Alps Electric Co., Ltd.                                  $    3,062,340
           17,600   Murata Manufacturing Co., Ltd.                                2,032,869
                                                                             --------------
                                                                             $    5,095,209
                                                                             --------------
                    Total Technology Hardware & Equipment                    $    9,435,738
-------------------------------------------------------------------------------------------
                    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%
                    Semiconductors -- 2.4%
          121,700   Infineon Technologies AG                                 $    1,825,648
          417,000   Taiwan Semiconductor Manufacturing Co., Ltd.                  1,999,826
                                                                             --------------
                                                                             $    3,825,474
                                                                             --------------
                    Total Semiconductors & Semiconductor Equipment           $    3,825,474
-------------------------------------------------------------------------------------------
                    TELECOMMUNICATION SERVICES -- 4.8%
                    Integrated Telecommunication Services -- 2.2%
           46,500   Nippon Telegraph & Telephone Corp.                       $    2,029,385
           86,400   Orange SA                                                     1,501,831
                                                                             --------------
                                                                             $    3,531,216
-------------------------------------------------------------------------------------------
                    Wireless Telecommunication Services -- 2.6%
           91,800   KDDI Corp.                                               $    2,666,831
          473,918   Vodafone Group Plc                                            1,584,469
                                                                             --------------
                                                                             $    4,251,300
                                                                             --------------
                    Total Telecommunication Services                         $    7,782,516
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 21

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                    UTILITIES -- 1.6%
                    Electric Utilities -- 1.6%
          112,600   SSE Plc                                                  $    2,498,186
                                                                             --------------
                    Total Utilities                                          $    2,498,186
-------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost $150,984,867)                                      $  157,756,934
-------------------------------------------------------------------------------------------
                    TOTAL INVESTMENT IN SECURITIES -- 97.4%
                    (Cost $150,984,867) (a) (b)                              $  157,756,934
-------------------------------------------------------------------------------------------
                    OTHER ASSETS & LIABILITIES -- 2.6%                       $    4,236,137
-------------------------------------------------------------------------------------------
                    TOTAL NET ASSETS -- 100.0%                               $  161,993,071
===========================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipt.

REIT      Real Estate Investment Trust.

(a) At May 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $152,645,470 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                           $15,002,556

          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                            (9,891,092)
                                                                                -----------
          Net unrealized appreciation                                           $ 5,111,464
                                                                                ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2016, aggregated to $27,868,173 and $31,444,991, respectively.

(b) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

      Japan                                                                    28.1%
      United Kingdom                                                           13.6
      Ireland                                                                  10.7
      France                                                                    9.8
      Switzerland                                                               9.7
      Germany                                                                   9.6
      Australia                                                                 3.4
      Netherlands                                                               3.3
      United States                                                             2.9
      Sweden                                                                    2.0
      China                                                                     1.5
      Italy                                                                     1.5
      Spain                                                                     1.2
      Taiwan, Province Of China                                                 1.2
      Other (individually less than 1%)                                         1.5
                                                                               ----
                                                                                100%
                                                                               ====

The accompanying notes are an integral part of these financial statements.

22 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2016, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------------
                                             Level 1       Level 2           Level 3       Total
--------------------------------------------------------------------------------------------------------
Common Stocks
   Energy
      Oil & Gas Equipment
          & Services                         $ 1,999,060   $             --  $      --     $   1,999,060
      Automobiles & Components
          Auto Parts & Equipment               1,170,581          2,407,606         --         3,578,187
   Retailing
      Internet Retail                          1,298,024                 --         --         1,298,024
      Specialty Stores                         1,326,198                 --         --         1,326,198
   Food, Beverage & Tobacco
      Packaged Foods & Meats                   1,546,864         5,203,552          --         6,750,416
   Insurance
      Insurance Brokers                        2,065,203                 --         --         2,065,203
   Software & Services
      Internet Software
          & Services                           1,119,803                 --         --         1,119,803
   All Other Common Stocks*                           --        139,620,043         --       139,620,043
--------------------------------------------------------------------------------------------------------
Total                                        $10,525,733   $    147,231,201  $      --     $ 157,756,934
========================================================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

During the six months ended May 31, 2016, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of May 31, 2016:

--------------------------------------------------------------------------------------------------
                                              Level 1      Level 2           Level 3      Total
--------------------------------------------------------------------------------------------------
Assets:
Foreign currencies,
   at value                                   $--          $74,362           $--          $74,362
Liabilities:
Restricted Cash                                --             (162)           --             (162)
--------------------------------------------------------------------------------------------------
Total                                         $--          $74,200           $--          $74,200
==================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 23

Statement of Assets and Liabilities | 5/31/16 (unaudited)

ASSETS:
  Investment in securities (cost $150,984,867)                                       $ 157,756,934
  Cash                                                                                   3,070,746
  Foreign currencies, at value (cost $75,408)                                               74,362
  Receivables --
     Investment securities sold                                                            745,672
     Fund shares sold                                                                       74,317
     Dividends and foreign taxes withheld                                                1,105,557
     Interest                                                                                8,182
  Due from Pioneer Investment Management, Inc.                                              15,687
  Other assets                                                                              43,858
--------------------------------------------------------------------------------------------------
         Total assets                                                                $ 162,895,315
==================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                                $     700,963
      Fund shares repurchased                                                               68,113
      Distributions                                                                            116
      Trustee fees                                                                           1,161
      Restricted cash*                                                                         162
   Due to affiliates                                                                        23,297
   Accrued expenses                                                                        108,432
--------------------------------------------------------------------------------------------------
          Total liabilities                                                          $     902,244
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                    $ 275,443,310
  Distributions in excess of net investment income                                         (59,057)
  Accumulated net realized loss on investments and
     foreign currency transactions                                                    (120,096,605)
  Net unrealized appreciation on investments                                             6,772,067
  Net unrealized depreciation on other assets and
     liabilities denominated in foreign currencies                                         (66,644)
--------------------------------------------------------------------------------------------------
          Total net assets                                                           $ 161,993,071
==================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $72,240,726/3,634,939 shares)                                   $       19.87
   Class C (based on $10,882,665/625,363 shares)                                     $       17.40
   Class Y (based on $78,869,680/3,964,290 shares)                                   $       19.90

MAXIMUM OFFERING PRICE:
   Class A ($19.87 (divided by) 94.25%)                                              $       21.08
==================================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

24 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Statement of Operations (unaudited)

For the Six Months Ended 5/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $192,340)                $   2,657,072
  Interest                                                                     2,694
----------------------------------------------------------------------------------------------------
         Total investment income                                                        $ 2,659,766
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $     677,180
  Transfer agent fees
     Class A                                                                  36,174
     Class C                                                                   2,540
     Class Y                                                                   2,984
  Distribution fees
     Class A                                                                  88,974
     Class C                                                                  55,018
  Shareholder communications expense                                          75,313
  Administrative expense                                                      50,344
  Custodian fees                                                              12,758
  Registration fees                                                           26,003
  Professional fees                                                           23,527
  Printing expense                                                             7,050
  Fees and expenses of nonaffiliated Trustees                                  3,772
  Miscellaneous                                                               16,897
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 1,078,534
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                             (37,440)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $ 1,041,094
----------------------------------------------------------------------------------------------------
         Net investment income                                                          $ 1,618,672
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                       $  (9,960,308)
     Other assets and liabilities denominated in
         foreign currencies                                                  (29,671)   $(9,989,979)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                       $   3,710,364
     Other assets and liabilities denominated in
         foreign currencies                                                   60,378    $ 3,770,742
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                                      $(6,219,237)
----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                  $(4,600,565)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 25

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    5/31/16            Year Ended
                                                                    (unaudited)        11/30/15
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $   1,618,672      $   1,647,684
Net realized gain (loss) on investments, futures contracts,
  swap contracts, and foreign currency transactions                    (9,989,979)         3,404,402
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, swap contracts,
  and foreign currency transactions                                     3,770,742         (7,901,961)
-----------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations          $  (4,600,565)     $  (2,849,875)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.33 and $1.23 per share, respectively)             $  (1,211,983)     $  (4,545,498)
      Class C ($0.19 and $1.06 per share, respectively)                  (125,805)          (607,330)
      Class Y ($0.42 and $1.31 per share, respectively)                (1,712,039)        (5,990,875)
-----------------------------------------------------------------------------------------------------
         Total distributions to shareowners                         $  (3,049,827)     $ (11,143,703)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $   4,122,128      $  25,367,243
Reinvestment of distributions                                           1,332,400          5,077,422
Cost of shares repurchased                                             (9,921,503)       (39,313,012)
-----------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                    $  (4,466,975)     $  (8,868,347)
-----------------------------------------------------------------------------------------------------
      Net decrease in net assets                                    $ (12,117,367)     $ (22,861,925)
NET ASSETS:
Beginning of period                                                 $ 174,110,438      $ 196,972,363
-----------------------------------------------------------------------------------------------------
End of period                                                       $ 161,993,071      $ 174,110,438
-----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                                $     (59,057)     $   1,372,098
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer International Equity Fund | Semiannual Report | 5/31/16

-----------------------------------------------------------------------------------------------
                                  Six Months    Six Months
                                  Ended         Ended
                                  5/31/16       5/31/16            Year Ended    Year Ended
                                  Shares        Amount             11/30/15      11/30/15
                                  (unaudited)   (unaudited)        Shares        Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                        125,105      $  2,411,996       648,928       $  14,153,053
Reinvestment of distributions       57,157         1,153,419       208,185           4,326,091
Less shares repurchased           (268,524)       (5,175,206)     (875,128)        (18,854,104)
-----------------------------------------------------------------------------------------------
      Net decrease                 (86,262)     $ (1,609,791)      (18,015)      $    (374,960)
===============================================================================================
Class C
Shares sold                         56,598      $    960,701       239,041       $   4,562,598
Reinvestment of distributions        6,660           118,087        30,987             567,691
Less shares repurchased            (98,666)       (1,665,781)     (160,897)         (3,055,375)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)      (35,408)     $   (586,993)      109,131       $   2,074,914
===============================================================================================
Class Y
Shares sold                         37,504      $    749,431       312,314       $   6,651,592
Reinvestment of distributions        3,021            60,894         8,837             183,640
Less shares repurchased           (159,073)       (3,080,516)     (814,642)        (17,403,533)
-----------------------------------------------------------------------------------------------
      Net decrease                (118,548)     $ (2,270,191)     (493,491)      $ (10,568,301)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 27

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year      Year      Year      Year
                                                             5/31/16     Ended       Ended     Ended     Ended     Ended
                                                             (unaudited) 11/30/15    11/30/14  11/30/13  11/30/12  11/30/11
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 20.74     $ 22.34     $ 22.49   $ 18.67   $ 17.99   $ 18.72
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.18(a)  $  0.16(a)  $  0.63   $  0.27   $  0.36   $  0.37
   Net realized and unrealized gain (loss) on investments      (0.72)      (0.53)      (0.28)     3.87      0.58     (0.88)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.54)    $ (0.37)    $  0.35   $  4.14   $  0.94   $ (0.51)
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.33)    $ (1.23)    $ (0.50)  $ (0.32)  $ (0.26)  $ (0.22)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.33)    $ (1.23)    $ (0.50)  $ (0.32)  $ (0.26)  $ (0.22)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.87)    $ (1.60)    $ (0.15)  $  3.82   $  0.68   $ (0.73)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 19.87     $ 20.74     $ 22.34   $ 22.49   $ 18.67   $ 17.99
============================================================================================================================
Total return*                                                  (2.64)%     (1.69)%      1.55%    22.50%     5.38%    (2.84)%
Ratio of net expenses to average net assets (b)                 1.45%**     1.45%       1.46%     1.45%     1.45%     1.45%
Ratio of net investment income (loss) to average net assets     1.89%**     0.73%       2.72%     1.26%     1.89%     1.80%
Portfolio turnover rate                                           36%**       49%        100%      101%       61%       66%
Net assets, end of period (in thousands)                     $72,241     $77,173     $83,544   $86,602   $75,784   $79,559
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     1.56%**     1.71%       1.70%     1.69%     1.82%     1.77%
   Net investment income (loss) to average net assets           1.78%**     0.47%       2.48%     1.02%     1.53%     1.48%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

28 Pioneer International Equity Fund | Semiannual Report | 5/31/16

-----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year         Year      Year      Year      Year
                                                             5/31/16     Ended        Ended     Ended     Ended     Ended
                                                             (unaudited) 11/30/15     11/30/14  11/30/13  11/30/12  11/30/11
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 18.13     $ 19.69      $ 19.91   $ 16.57   $ 15.97   $ 16.64
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.09(a)  $ (0.04)(a)  $  0.35   $  0.08   $  0.18   $  0.19
   Net realized and unrealized gain (loss) on investments      (0.63)      (0.46)       (0.23)     3.44      0.53     (0.80)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.54)    $ (0.50)     $  0.12   $  3.52   $  0.71   $ (0.61)
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.19)    $ (1.06)     $ (0.34)  $ (0.18)  $ (0.11)  $ (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.19)    $ (1.06)     $ (0.34)  $ (0.18)  $ (0.11)  $ (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.73)    $ (1.56)     $ (0.22)  $  3.34   $  0.60   $ (0.67)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 17.40     $ 18.13      $ 19.69   $ 19.91   $ 16.57   $ 15.97
=============================================================================================================================
Total return*                                                  (2.99)%     (2.58)%       0.60%    21.43%     4.48%    (3.71)%
Ratio of net expenses to average net assets (b)                 2.23%**     2.35%        2.36%     2.35%     2.35%     2.35%
Ratio of net investment income (loss) to average net assets     1.10%**    (0.20)%       1.78%     0.36%     0.99%     0.90%
Portfolio turnover rate                                           36%**       49%         100%      101%       61%       66%
Net assets, end of period (in thousands)                     $10,883     $11,981      $10,865   $10,826   $ 9,910   $10,523
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     2.23%**     2.42%        2.44%     2.41%     2.63%     2.52%
   Net investment income (loss) to average net assets           1.10%**    (0.27)%       1.70%     0.30%     0.71%     0.73%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

      Pioneer International Equity Fund | Semiannual Report | 5/31/16 29

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year       Year       Year       Year
                                                             5/31/16     Ended       Ended      Ended      Ended      Ended
                                                             (unaudited) 11/30/15    11/30/14   11/30/13   11/30/12   11/30/11
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 20.81     $ 22.41     $  22.56   $  18.73   $  18.07   $  18.80
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.22(a)  $  0.25(a)  $   1.29   $   0.37   $   0.41   $   0.44
   Net realized and unrealized gain (loss) on investments      (0.71)      (0.54)       (0.85)      3.87       0.60      (0.87)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.49)    $ (0.29)    $   0.44   $   4.24   $   1.01   $  (0.43)
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.42)    $ (1.31)    $  (0.59)  $  (0.41)  $  (0.35)  $  (0.30)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.42)    $ (1.31)    $  (0.59)  $  (0.41)  $  (0.35)  $  (0.30)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.91)    $ (1.60)    $  (0.15)  $   3.83   $   0.66   $  (0.73)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 19.90     $ 20.81     $  22.41   $  22.56   $  18.73   $  18.07
================================================================================================================================
Total return*                                                  (2.38)%     (1.29)%       1.94%     23.02%      5.79%     (2.39)%
Ratio of net expenses to average net assets (b)                 1.04%**     1.04%        1.06%      1.04%      1.01%      1.01%
Ratio of net investment income (loss) to average net assets     2.30%**     1.16%        3.89%      1.69%      2.35%      2.26%
Portfolio turnover rate                                           36%**       49%         100%       101%        61%        66%
Net assets, end of period (in thousands)                     $78,879     $84,957     $102,563   $224,523   $216,217   $189,321
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

30 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Notes to Financial Statements | 5/31/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer International Equity Fund (formerly Pioneer International Value Fund) (the Fund) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offered three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 31

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

32 Pioneer International Equity Fund | Semiannual Report | 5/31/16

     At May 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the six months ended May 31, 2016, there were no open forward foreign currency contracts.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 33

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     In addition to meeting the requirements of the Internal Revenue Code, the Fund may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2015, the Fund paid no such taxes.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distribution paid from:
     Ordinary income                                                 $11,143,703
     ---------------------------------------------------------------------------
          Total                                                      $11,143,703
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   2,168,983
     Capital loss carryforward                                     (109,242,908)
     Net unrealized appreciation                                      1,274,078
     ---------------------------------------------------------------------------
           Total                                                  $(105,799,847)
     ===========================================================================

34 Pioneer International Equity Fund | Semiannual Report | 5/31/16

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to PFICs.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,511 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2016.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 35 industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended May 31, 2016, the Fund had no open repurchase agreements.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and

36 Pioneer International Equity Fund | Semiannual Report | 5/31/16 the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the six months ended May 31, 2016, the Fund had no open futures contracts.

K.   Total Return Swap Agreements

     The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     During the six months ended May 31, 2016, the Fund had no open total return swap contracts.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. For the six months ended May 31, 2016, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.85% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45% and 2.35%, of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through April 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended May 31, 2016 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 37

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,333 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $64,543
Class C                                                                    8,778
Class Y                                                                    1,992
--------------------------------------------------------------------------------
  Total                                                                  $75,313
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,964 in distribution fees payable to PFD at May 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within

38 Pioneer International Equity Fund | Semiannual Report | 5/31/16

12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2016, CDSCs in the amount of $1,870 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2016, the Fund had no borrowings under the credit facility.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 39

Additional Information

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

40 Pioneer International Equity Fund | Semiannual Report | 5/31/16

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M.Friedman                        Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                          Mark E. Bradley,Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                               Chief Legal Officer
Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 41

                           This page for your notes.

42 Pioneer International Equity Fund | Semiannual Report | 5/31/16

                           This page for your notes.

              Pioneer International Equity Fund | Semiannual Report | 5/31/16 43

                           This page for your notes.

44 Pioneer International Equity Fund | Semiannual Report | 5/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19390-10-0716

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VIII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 29, 2016

* Print the name and title of each signing officer under his or her signature.